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                                  EXHIBIT 3

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement constituting part of Post-Effective Amendment No. 4 to the Registration Statement on Form S-8 (No. 2-92331) of Hewlett-Packard Company of our report dated June 15, 2000 relating to the financial statements of Hewlett-Packard Company Tax Saving Capital Accumulation Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Jose, California
June 27, 2000



















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